Exhibit 99.2

1st Quarter 2011 Supplemental Financial Information
Marshall & Ilsley Corporation (NYSE: MI)

For additional inquiries or
questions, please contact:

M&I Investor Relations
(414) 765-7801
e-mail: micorp@micorp.com

Gregory A. Smith
Chief Financial Officer
The following unaudited financial information has been provided or the benefit of showing	(414) 765-7727
M&I's current versus historical results.
David L. Urban
Director of Investor Relations
(414) 765-7853

James E. Sandy
VP / External Financial Reporting
(414) 765-8314

Marshall & Ilsley Corporation

Quarterly Financial Information

	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
	2011	2010	2010	2010	2010	2009	2009	2009	2009
PER COMMON SHARE DATA
Diluted:
Net Income (Loss)	($0.27)	($0.25)	($0.32)	($0.33)	($0.27)	($0.54)	($0.68)	($0.83)	($0.44)

Basic:
Net Income (Loss)	(0.27)	(0.25)	(0.32)	(0.33)	(0.27)	(0.54)	(0.68)	(0.83)	(0.44)

Dividend Declared per Common Share	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Book Value per Common Share	8.65	8.89	9.39	9.72	9.95	10.21	12.98	13.52	17.45

Common Shares Outstanding (millions):
Average - Diluted	526.0	525.3	524.7	524.3	524.1	479.3	366.8	280.8	264.5
End of Period	530.5	528.7	528.0	527.6	527.1	525.4	368.3	368.1	265.7

INCOME STATEMENT ($millions)
Net Interest Income (FTE)	$352.1	$375.9	$387.0	$407.3	$409.1	$406.1	$394.5	$398.5	$408.8
Provision for Loan and Lease Losses	418.8	429.1	431.7	439.9	458.1	639.0	578.7	619.0	477.9
Non-Interest Revenues:
Wealth Management	74.3	72.9	69.5	69.9	68.1	69.9	66.7	65.8	62.7
Service Charges on Deposits	32.9	30.4	31.8	33.2	32.1	33.6	33.6	34.1	35.3
Mortgage Banking	7.6	15.7	7.7	7.8	6.4	6.7	12.7	18.0	10.8
Net Investment Securities Gains (Losses)	7.2	54.4	41.5	3.7	0.1	40.6	(1.5)	82.7	0.1
Bank-Owned Life Insurance Revenue	11.2	12.0	12.1	11.8	10.8	11.4	10.3	8.0	9.3
Other	53.3	70.5	60.9	47.6	104.2	77.6	102.2	56.2	56.2
Total Non-Interest Revenues	186.5	255.9	223.5	174.0	221.7	239.8	224.0	264.8	174.4
Non-Interest Expenses:
Salaries and Employee Benefits	155.5	175.8	191.0	185.3	161.6	169.2	179.2	187.2	155.2
Net Occupancy and Equipment	34.1	33.6	33.0	33.0	34.1	36.2	33.3	32.4	33.8
Software Expenses	8.9	8.8	8.1	8.6	7.9	6.7	7.7	7.0	6.6
Processing Charges	30.6	30.1	32.1	32.2	32.1	31.8	33.6	33.8	33.7
Supplies, Printing, Postage and Delivery	7.7	7.9	8.1	8.6	8.2	8.8	8.4	8.9	9.1
FDIC Insurance	22.5	23.0	22.6	26.6	27.3	25.8	17.8	49.2	15.1
Professional Services	22.3	41.3	27.5	26.7	20.8	26.6	23.5	22.0	19.2
Intangible Amortization	4.4	5.0	5.0	5.0	5.1	5.9	5.9	5.8	5.8
Other	40.0	74.9	92.6	62.0	68.9	94.4	96.1	66.4	64.7
Total Non-Interest Expenses	326.0	400.4	420.0	388.0	366.0	405.4	405.5	412.7	343.2
Tax Equivalent Adjustment	5.4	5.5	5.5	5.4	5.7	5.8	5.8	6.7	7.1
Pre-Tax Income (Loss)	(211.6)	(203.2)	(246.7)	(252.0)	(199.0)	(404.3)	(371.5)	(375.1)	(245.0)
Provision (Benefit) for Income Taxes	(95.0)	(95.1)	(102.8)	(103.4)	(83.6)	(170.0)	(148.1)	(166.1)	(153.0)
Net Income (Loss) Attributable to M&I	($116.6)	($108.1)	($143.9)	($148.6)	($115.4)	($234.3)	($223.4)	($209.0)	($92.0)
Preferred Dividends	(25.4)	(25.3)	(25.3)	(25.2)	(25.1)	(25.2)	(25.0)	(25.0)	(24.9)
Net Income (Loss) Attributable to M&I Common Shareholders	($142.0)	($133.4)	($169.2)	($173.8)	($140.5)	($259.5)	($248.4)	($234.0)	($116.9)

Marshall & Ilsley Corporation

Quarterly Financial Information

	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010	2009	2009	2009	2009
ASSETS - END OF PERIOD ($millions)
Cash and Due From Banks	$518	$511	$636	$663	$589	$769	$675	$797	$745
Trading Assets	223	258	355	299	255	256	270	261	687
Short - Term Investments	3,330	2,464	1,462	837	2,021	1,192	1,605	916	451
Investment Securities	6,721	6,957	5,991	7,329	7,625	7,177	6,430	6,125	7,728
Loans and Leases:
Commercial Loans and Leases:
Commercial Loans	10,885	11,197	11,516	11,802	11,861	12,476	13,041	14,282	14,576
Commercial Lease Financing	399	426	437	445	454	474	492	510	532
Total Commercial Loans and Leases	11,284	11,623	11,953	12,247	12,315	12,950	13,533	14,792	15,108
Commercial Real Estate	11,933	12,401	13,057	13,310	13,532	13,646	13,884	13,938	12,999
Residential Real Estate	4,035	4,341	4,579	4,625	4,824	4,969	5,135	5,465	5,711
Construction and Development:
Commercial	1,442	1,871	2,106	2,713	3,134	3,257	3,604	3,790	4,643
Residential	1,197	1,331	1,511	1,706	1,972	2,282	2,710	3,039	3,608
Total Construction and Development	2,639	3,202	3,617	4,419	5,106	5,539	6,314	6,829	8,251
Consumer Loans and Leases:
Home Equity Loans and Lines	4,051	4,213	4,367	4,487	4,590	4,715	4,813	4,912	5,025
Personal Loans	1,176	1,142	2,058	2,120	2,158	2,258	2,268	2,068	1,952
Personal Lease Financing	62	77	92	109	124	141	159	179	199
Total Consumer Loans and Leases	5,289	5,432	6,517	6,716	6,872	7,114	7,240	7,159	7,176
Total Loans and Leases	35,180	36,999	39,723	41,317	42,649	44,218	46,106	48,183	49,245
Reserve for Loan and Lease Losses	(1,374)	(1,388)	(1,388)	(1,517)	(1,515)	(1,481)	(1,414)	(1,368)	(1,352)
Premises and Equipment, net	520	528	546	553	558	566	570	573	570
Goodwill and Other Intangibles	720	724	729	734	739	744	752	757	758
Other Assets	3,803	3,779	3,833	3,689	3,648	3,769	3,551	3,450	2,958
Total Assets	$49,641	$50,832	$51,887	$53,904	$56,569	$57,210	$58,545	$59,694	$61,790

LIABILITIES - END OF PERIOD ($millions)
Deposits:
Noninterest Bearing	$8,306	$8,079	$7,620	$7,489	$7,788	$7,833	$8,286	$7,848	$6,988
Interest Bearing:
Savings and NOW	3,777	4,922	4,845	5,613	7,373	6,938	6,023	4,893	3,628
Money Market	16,234	15,898	15,343	13,349	12,758	11,315	10,403	9,979	10,614
Time	8,945	9,197	10,209	12,912	13,830	15,306	16,712	18,080	17,725
Foreign	142	163	184	199	233	246	296	392	609
Total Interest Bearing	29,098	30,180	30,581	32,073	34,194	33,805	33,434	33,344	32,576
Total Deposits	37,404	38,259	38,201	39,562	41,982	41,638	41,720	41,192	39,564
Short - Term Borrowings	200	228	556	957	894	1,120	1,541	1,475	5,336
Long - Term Borrowings	4,967	5,029	5,370	5,604	5,865	6,426	7,512	9,297	9,539
Other Liabilities	836	977	1,168	1,023	958	1,040	1,370	1,135	1,100
Total Liabilities	43,407	44,493	45,295	47,146	49,699	50,224	52,143	53,099	55,539

EQUITY - END OF PERIOD ($millions)
Preferred Equity	1,669	1,665	1,661	1,658	1,654	1,650	1,646	1,643	1,639
Common Equity	4,632	4,770	4,902	5,067	5,239	5,376	4,767	5,011	4,677
Accumulated Other Comprehensive Income:
Unrealized Gains (Losses) on Securities	(44)	(66)	61	67	13	(13)	41	4	15
Unrealized Gains (Losses) on Derivatives	(35)	(42)	(48)	(50)	(52)	(44)	(64)	(75)	(93)
Postretirement Benefits - Funded Status	1	1	5	5	5	6	1	1	2
Total Accumulated Other Comprehensive Income	(78)	(107)	18	22	(34)	(51)	(22)	(70)	(76)
Total Common Equity	4,554	4,663	4,920	5,089	5,205	5,325	4,745	4,941	4,601
Marshall & Ilsley Corporation Shareholders' Equity	6,223	6,328	6,581	6,747	6,859	6,975	6,391	6,584	6,240
Noncontrolling Interest in Subsidiaries	11	11	11	11	11	11	11	11	11
Total Equity	6,234	6,339	6,592	6,758	6,870	6,986	6,402	6,595	6,251
Total Liabilities and Equity	$49,641	$50,832	$51,887	$53,904	$56,569	$57,210	$58,545	$59,694	$61,790

Marshall & Ilsley Corporation

Quarterly Financial Information

	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
	2011	2010	2010	2010	2010	2009	2009	2009	2009
AVERAGE ASSETS ($millions)
Cash and Due from Banks	$563	$639	$662	$693	$687	$756	$739	$748	$803
Trading Assets	242	306	320	262	253	261	251	581	585
Short - Term Investments	2,805	2,458	1,365	1,674	1,721	2,475	1,791	459	570
Investment Securities	6,796	5,879	6,630	7,412	7,454	6,519	6,255	7,314	7,689
Loans and Leases:
Commercial Loans and Leases:
Commercial Loans	11,170	11,334	11,645	11,877	12,225	12,721	13,667	14,404	14,745
Commercial Lease Financing	413	430	438	449	462	481	497	522	547
Total Commercial Loans and Leases	11,583	11,764	12,083	12,326	12,687	13,202	14,164	14,926	15,292
Commercial Real Estate	12,330	12,821	13,137	13,485	13,587	13,813	13,844	13,549	12,872
Residential Real Estate	4,192	4,491	4,603	4,752	4,868	5,085	5,263	5,695	5,768
Construction and Development:
Commercial	1,698	2,044	2,576	2,974	3,251	3,527	3,782	4,188	4,820
Residential	1,272	1,431	1,624	1,857	2,178	2,537	2,871	3,399	3,851
Total Construction and Development	2,970	3,475	4,200	4,831	5,429	6,064	6,653	7,587	8,671
Consumer Loans and Leases:
Home Equity Loans and Lines	4,129	4,292	4,417	4,529	4,645	4,762	4,844	4,969	5,064
Personal Loans	1,137	1,817	2,078	2,119	2,185	2,255	2,200	1,959	1,942
Personal Lease Financing	69	84	100	115	133	150	169	190	207
Total Consumer Loans and Leases	5,335	6,193	6,595	6,763	6,963	7,167	7,213	7,118	7,213
Total Loans and Leases	36,410	38,744	40,618	42,157	43,534	45,331	47,137	48,875	49,816
Reserve for Loan and Lease Losses	(1,390)	(1,393)	(1,487)	(1,532)	(1,535)	(1,459)	(1,359)	(1,361)	(1,245)
Premises and Equipment, net	525	542	551	556	563	570	574	572	569
Goodwill and Other Intangibles	722	727	732	737	741	749	755	757	761
Other Assets	3,834	3,901	3,816	3,725	3,676	3,277	3,102	2,999	2,889
Total Assets	$50,507	$51,803	$53,207	$55,684	$57,094	$58,479	$59,245	$60,944	$62,437

Memo:
Average Earning Assets	$46,253	$47,387	$48,933	$51,505	$52,962	$54,586	$55,434	$57,229	$58,660
Average Earning Assets Excluding Investment Securities
Unrealized Gains / Losses	$46,347	$47,346	$48,828	$51,465	$52,957	$54,548	$55,426	$57,190	$58,719

AVERAGE LIABILITIES ($millions)
Deposits:
Noninterest Bearing	$8,255	$8,121	$7,582	$7,925	$7,819	$7,998	$7,862	$7,355	$6,482
Interest Bearing:
Savings and NOW	4,106	4,980	5,088	6,910	7,227	6,468	5,575	4,175	3,530
Money Market	16,269	15,656	14,521	12,685	11,936	10,721	10,293	10,207	10,631
Time	9,083	9,606	11,641	13,440	14,680	16,082	17,234	17,652	17,901
Foreign	154	196	208	214	248	302	372	469	1,123
Total Interest Bearing	29,612	30,438	31,458	33,249	34,091	33,573	33,474	32,503	33,185
Total Deposits	37,867	38,559	39,040	41,174	41,910	41,571	41,336	39,858	39,667
Short - Term Borrowings	275	440	784	774	1,015	1,524	1,875	4,206	5,724
Long - Term Borrowings	5,014	5,103	5,512	5,816	6,232	7,335	8,387	9,440	9,571
Other Liabilities	966	1,129	1,107	1,020	928	1,031	994	1,041	1,122
Total Liabilities	44,122	45,231	46,443	48,784	50,085	51,461	52,592	54,545	56,084

AVERAGE EQUITY ($millions)
Marshall & Ilsley Corporation Shareholders' Equity	6,374	6,561	6,753	6,889	6,998	7,007	6,642	6,388	6,343
Noncontrolling Interest in Subsidiaries	11	11	11	11	11	11	11	11	10
Total Equity	6,385	6,572	6,764	6,900	7,009	7,018	6,653	6,399	6,353
Total Liabilities and Equity	$50,507	$51,803	$53,207	$55,684	$57,094	$58,479	$59,245	$60,944	$62,437
Memo:
Average Interest Bearing Liabilities	$34,901	$35,981	$37,754	$39,839	$41,338	$42,432	$43,736	$46,149	$48,480

Marshall & Ilsley Corporation

Quarterly Financial Information

	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010	2009	2009	2009	2009
Construction and Development Loans - End of Period ($millions)
Construction and Development:
Commercial:
Construction	$817	$1,179	$1,394	$1,988	$2,305	$2,414	$2,737	$2,885	$3,791
Land	625	692	712	725	829	843	867	905	852
Total Commercial	1,442	1,871	2,106	2,713	3,134	3,257	3,604	3,790	4,643
Residential:
Construction by Individuals	57	69	93	126	186	300	418	599	752
Land	973	1,074	1,154	1,277	1,425	1,574	1,767	1,897	2,044
Construction by Developers	167	188	264	303	361	408	525	543	812
Total Residential	1,197	1,331	1,511	1,706	1,972	2,282	2,710	3,039	3,608
Total Construction and Development	$2,639	$3,202	$3,617	$4,419	$5,106	$5,539	$6,314	$6,829	$8,251

	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
	2011	2010	2010	2010	2010	2009	2009	2009	2009
Construction and Development Loans - Average ($millions)
Construction and Development:
Commercial:
Construction	$1,020	$1,348	$1,866	$2,175	$2,392	$2,649	$2,860	$3,290	$3,966
Land	678	696	710	799	859	878	922	898	854
Total Commercial	1,698	2,044	2,576	2,974	3,251	3,527	3,782	4,188	4,820
Residential:
Construction by Individuals	63	78	107	151	254	358	500	690	834
Land	1,027	1,119	1,228	1,363	1,526	1,705	1,851	2,016	2,094
Construction by Developers	182	234	289	343	398	474	520	693	923
Total Residential	1,272	1,431	1,624	1,857	2,178	2,537	2,871	3,399	3,851
Total Construction and Development	$2,970	$3,475	$4,200	$4,831	$5,429	$6,064	$6,653	$7,587	$8,671

Definitions

Commercial Construction  - Loans primarily to mid-sized local and regional companies to construct a variety of commercial projects.

Commercial Land  - Loans primarily to mid-sized local and regional companies to acquire and develop land for a variety of commercial projects.

Residential Construction by Individuals   - Loans primarily to individuals to construct 1-4 family homes.

Residential Land  - Loans primarily to individuals and mid-sized local and regional builders to acquire and develop land for 1-4 family homes.

Residential Construction by Developers  - Loans primarily to mid-sized local and regional builders to construct 1-4 family homes in residential subdivisions.

Marshall & Ilsley Corporation

Quarterly Financial Information

	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
	2011	2010	2010	2010	2010	2009	2009	2009	2009
KEY RATIOS
Net Interest Margin (FTE) / Avg. Earning Assets	3.08%	3.15%	3.14%	3.17%	3.13%	2.95%	2.82%	2.79%	2.82%
Interest Spread (FTE)	2.72	2.79	2.78	2.82	2.78	2.55	2.42	2.40	2.48

Efficiency Ratio	61.4	69.4	73.8	67.2	58.0	67.0	65.4	71.1	58.9

Equity / Assets (End of Period) (a)	12.6	12.5	12.7	12.5	12.2	12.2	10.9	11.1	10.1
Tangible Common Equity / Tangible Assets (End of Period)	7.9	7.9	8.3	8.3	8.1	8.2	7.0	7.2	6.4
Tangible Total Equity / Tangible Assets (End of Period) (a)	11.4	11.3	11.5	11.4	11.1	11.1	9.9	10.0	9.1

MARGIN ANALYSIS (b)

Loans and Leases:
Commercial Loans and Leases	4.58%	4.60%	4.60%	4.58%	4.53%	4.43%	4.19%	4.01%	3.90%
Commercial Real Estate	4.83	4.92	4.91	4.94	5.02	5.07	5.02	5.11	5.26
Residential Real Estate	4.83	4.75	4.87	5.05	5.15	5.15	5.22	5.25	5.58
Construction and Development	4.13	4.17	3.96	3.94	3.74	3.62	3.62	3.63	3.72
Home Equity Loans and Lines	4.95	4.93	4.97	5.01	4.98	5.01	5.00	5.06	5.19
Personal Loans and Leases	5.67	5.43	5.41	5.48	5.50	5.41	5.44	5.64	5.54
Total Loans and Leases	4.73	4.76	4.75	4.77	4.75	4.71	4.61	4.58	4.62
Investment Securities	2.87	2.99	3.23	3.35	3.47	3.57	3.77	4.11	4.26
Short - Term Investments	0.25	0.26	0.25	0.25	0.26	0.26	0.27	1.13	0.89
Interest Income (FTE) / Avg. Interest Earning Assets	4.16%	4.28%	4.39%	4.39%	4.41%	4.35%	4.36%	4.46%	4.50%
Interest Bearing Deposits:
Savings and NOW	0.14%	0.22%	0.32%	0.41%	0.47%	0.49%	0.53%	0.29%	0.13%
Money Market	0.57	0.71	0.84	0.80	0.80	0.84	0.81	0.72	0.62
Time	2.32	2.30	2.22	2.21	2.22	2.33	2.41	2.64	2.71
Foreign	0.51	0.42	0.39	0.42	0.41	0.38	0.40	0.36	0.33
Total Interest Bearing Deposits	1.05	1.13	1.26	1.29	1.34	1.48	1.58	1.71	1.69
Short - Term Borrowings	0.21	1.47	1.83	0.21	0.27	0.29	0.33	0.27	0.28
Long - Term Borrowings	3.78	3.63	3.58	3.41	3.44	3.55	3.75	4.06	4.24
Interest Expense / Avg. Interest Bearing Liabilities	1.44%	1.49%	1.61%	1.57%	1.63%	1.80%	1.94%	2.06%	2.02%
Net Interest Margin (FTE) / Avg. Earning Assets	3.08%	3.15%	3.14%	3.17%	3.13%	2.95%	2.82%	2.79%	2.82%
Interest Spread (FTE)	2.72%	2.79%	2.78%	2.82%	2.78%	2.55%	2.42%	2.40%	2.48%

Notes:

(a) Includes preferred equity and noncontrolling interest in subsidiaries.

(b) Based on average balances excluding fair value adjustments for available for sale securities.

Marshall & Ilsley Corporation

Quarterly Financial Information

	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2011	2010	2010	2010	2010	2009	2009	2009	2009
CREDIT QUALITY ($ millions)
Nonperforming Assets:
Nonaccrual Loans and Leases	$1,473.0	$1,544.2	$1,563.4	$1,722.6	$1,898.7	$1,987.1	$2,122.0	$2,221.6	$1,960.8
Nonaccrual Loans Held for Sale	105.5	23.5	34.2	78.8	55.1	57.7	128.1	194.5	113.8
Total Nonperforming Loans and Leases	$1,578.5	$1,567.7	$1,597.6	$1,801.4	$1,953.8	$2,044.8	$2,250.1	$2,416.1	$2,074.6
Other Real Estate Owned (OREO)	340.9	339.4	425.7	445.5	454.3	430.8	351.2	356.8	344.3
Total Nonperforming Assets	$1,919.4	$1,907.1	$2,023.3	$2,246.9	$2,408.1	$2,475.6	$2,601.3	$2,772.9	$2,418.9

Accruing Renegotiated Loans	$514.9	$548.4	$547.9	$714.6	$731.8	$793.5	$935.3	$818.5	$446.0
Loans Past Due 90 Days or More	$6.5	$6.1	$7.4	$8.1	$9.3	$8.8	$13.1	$15.1	$16.1

	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
	2011	2010	2010	2010	2010	2009	2009	2009	2009
CREDIT QUALITY RATIOS
Net Charge-Offs / Average Loans and Leases	4.82%	4.40%	5.47%	4.17%	3.94%	5.01%	4.48%	4.95%	2.67%
Loan and Lease Loss Reserve / Period-End Loans and Leases	3.91	3.75	3.49	3.67	3.55	3.35	3.07	2.84	2.75
Nonperforming Assets / Period-End Loans and Leases and OREO	5.40	5.11	5.04	5.38	5.59	5.54	5.60	5.71	4.88
Nonperforming Loans and Leases / Period-End Loans and Leases	4.49	4.24	4.02	4.36	4.58	4.62	4.88	5.01	4.21
Loan and Lease Loss Reserve / Nonperforming Loans and Leases (a)	93	90	89	88	80	75	67	62	69

RECONCILIATION OF RESERVE FOR LOAN AND LEASE LOSSES (b)
($ millions)
Beginning Balance	$1,387.6	$1,388.2	$1,516.8	$1,515.2	$1,480.5	$1,413.7	$1,367.8	$1,352.1	$1,202.2
Provision for Loan and Lease Losses	418.8	429.1	431.7	439.9	458.1	639.0	578.7	619.0	477.9
Loans and Leases Charged Off:
Commercial	109.4	78.8	59.9	54.9	137.1	99.3	206.3	68.7	62.3
Real Estate	352.6	369.8	510.2	385.0	287.3	468.4	323.2	534.3	265.0
Personal	8.4	12.7	10.9	15.3	11.6	29.0	11.3	9.1	10.6
Leases	0.5	0.6	0.4	0.6	0.4	1.5	0.8	1.0	2.3
Total Charge-Offs	470.9	461.9	581.4	455.8	436.4	598.2	541.6	613.1	340.2
Recoveries on Loans and Leases:
Commercial	6.3	8.2	3.9	5.8	2.8	14.1	1.3	2.5	1.9
Real Estate	30.0	21.9	15.1	9.3	7.7	9.7	5.9	5.7	7.4
Personal	2.0	1.9	2.1	2.0	2.1	1.7	1.6	1.3	1.3
Leases	0.3	0.2	0.0	0.4	0.4	0.4	0.1	0.3	1.6
Total Recoveries	38.6	32.2	21.1	17.5	13.0	25.9	8.9	9.8	12.2
Net Loan and Lease Charge-offs	432.3	429.7	560.3	438.3	423.4	572.3	532.7	603.3	328.0
Ending Balance	$1,374.1	$1,387.6	$1,388.2	$1,516.8	$1,515.2	$1,480.5	$1,413.7	$1,367.8	$1,352.1

Notes:
(a) Excludes nonaccrual loans held for sale.
(b) May not add due to rounding.

Marshall & Ilsley Corporation

Quarterly Financial Information

	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
	2011	2010	2010	2010	2010	2009	2009	2009	2009
SELECTED SEGMENTS ($millions)

Commercial Banking
Net Interest Income	$213.3	$224.3	$219.9	$231.1	$230.6	$238.5	$234.1	$214.6	$199.6
Provision for Loan and Lease Losses	227.0	238.0	386.8	236.2	223.5	291.7	304.2	193.4	154.4
Net Interest Income / (Loss) after Provision for Loan and Lease Losses	(13.7)	(13.7)	(166.9)	(5.1)	7.1	(53.2)	(70.1)	21.2	45.2

Other Income	23.7	27.7	16.2	19.4	21.9	16.7	9.5	14.2	25.7
Goodwill Impairment	-	-	-	-	-	-	-	-	-
All Other Expense	55.3	71.5	67.6	75.9	63.0	69.1	75.3	69.0	56.6
Income (Loss) Before Income Taxes	(45.3)	(57.5)	(218.3)	(61.6)	(34.0)	(105.6)	(135.9)	(33.6)	14.3
Income Tax Expense (Benefit)	(18.1)	(23.0)	(87.3)	(24.7)	(13.6)	(42.2)	(54.3)	(13.5)	5.7

Segment Income (Loss)	($27.2)	($34.5)	($131.0)	($36.9)	($20.4)	($63.4)	($81.6)	($20.1)	$8.6

Identifiable Assets	$18,633.0	$19,219.7	$20,361.7	$21,405.7	$22,110.6	$22,855.8	$23,764.4	$24,944.8	$25,478.6

Community Banking
Net Interest Income	$195.3	$199.7	$199.7	$195.0	$186.2	$186.4	$181.4	$166.1	$173.4
Provision for Loan and Lease Losses	130.2	141.3	121.0	139.3	133.0	200.2	158.7	316.9	133.5
Net Interest Income / (Loss) after Provision for Loan and Lease Losses	65.1	58.4	78.7	55.7	53.2	(13.8)	22.7	(150.8)	39.9

Other Income	45.9	49.3	44.4	45.3	86.6	45.2	47.8	54.3	46.8
Goodwill Impairment	-	-	-	-	-	-	-	-	-
All Other Expense	169.5	203.8	187.1	182.7	180.3	208.3	209.4	209.9	177.8
Income (Loss) Before Income Taxes	(58.5)	(96.1)	(64.0)	(81.7)	(40.5)	(176.9)	(138.9)	(306.4)	(91.1)
Income Tax Expense (Benefit)	(23.4)	(38.4)	(25.6)	(32.7)	(16.2)	(70.8)	(55.6)	(122.6)	(36.4)

Segment Income (Loss)	($35.1)	($57.7)	($38.4)	($49.0)	($24.3)	($106.1)	($83.3)	($183.8)	($54.7)

Identifiable Assets	$12,917.9	$14,148.4	$14,760.9	$15,132.0	$15,549.2	$16,244.5	$16,855.2	$17,799.8	$18,322.9

Wealth Management
Net Interest Income	$17.3	$17.4	$17.0	$18.3	$17.7	$18.4	$18.4	$14.8	$15.0
Provision for Loan and Lease Losses	10.4	9.9	8.5	10.5	12.3	12.2	14.0	6.5	10.0
Net Interest Income after Provision for Loan and Lease Losses	6.9	7.5	8.5	7.8	5.4	6.2	4.4	8.3	5.0

Other Income	75.5	75.1	73.4	71.5	69.8	71.6	68.6	68.5	64.9
Other Expense	68.2	70.2	70.1	70.8	63.2	67.4	66.7	68.9	56.6
Income (Loss) Before Income Taxes	14.2	12.4	11.8	8.5	12.0	10.4	6.3	7.9	13.3
Income Tax Expense (Benefit)	5.2	4.9	4.6	3.4	4.9	4.0	2.4	3.1	5.7

Segment Income (Loss)	$9.0	$7.5	$7.2	$5.1	$7.1	$6.4	$3.9	$4.8	$7.6

Identifiable Assets	$1,380.3	$1,461.8	$1,517.8	$1,537.2	$1,593.8	$1,642.6	$1,704.9	$1,690.6	$1,676.2

Treasury
Net Interest Income	($110.2)	($110.1)	($96.0)	($85.7)	($74.2)	($86.3)	($82.6)	($33.5)	($14.6)
Provision for Loan and Lease Losses	-	-	-	-	-	-	-	-	-
Net Interest Income after Provision for Loan and Lease Losses	(110.2)	(110.1)	(96.0)	(85.7)	(74.2)	(86.3)	(82.6)	(33.5)	(14.6)

Other Income	10.8	60.2	51.7	14.8	21.0	83.2	69.6	59.4	11.9
Other Expense	6.6	17.0	38.0	13.4	17.6	13.6	10.5	18.2	10.9
Income (Loss) Before Income Taxes	(106.0)	(66.9)	(82.3)	(84.3)	(70.8)	(16.7)	(23.5)	7.7	(13.6)
Income Tax Expense (Benefit)	(42.4)	(26.7)	(32.9)	(33.7)	(28.3)	(6.7)	(9.4)	3.1	(5.4)

Segment Income (Loss)	($63.6)	($40.2)	($49.4)	($50.6)	($42.5)	($10.0)	($14.1)	$4.6	($8.2)

Identifiable Assets	$10,981.8	$10,309.0	$8,340.6	$9,062.7	$10,324.0	$9,165.1	$8,804.6	$7,240.5	$8,866.8

Marshall & Ilsley Corporation

Annual Financial Information

	YEARS ENDED DECEMBER 31,
	2010	2009	2008	2007	2006
PER COMMON SHARE DATA
Diluted:
Income (Loss) from Continuing Operations	($1.18)	($2.46)	($7.92)	$1.87	$2.54
Net Income (Loss)	(1.18)	(2.46)	(7.92)	4.34	3.17

Basic:
Income (Loss) from Continuing Operations	(1.18)	(2.46)	(7.92)	1.91	2.60
Net Income (Loss)	(1.18)	(2.46)	(7.92)	4.42	3.24

Dividend Declared per Common Share	0.04	0.04	1.27	1.20	1.05
Book Value per Common Share	8.89	10.21	17.58	26.86	24.24

Common Shares Outstanding (millions):
Average - Diluted	524.6	348.5	259.6	265.5	254.6
End of Period	528.7	525.4	265.3	263.5	255.5

INCOME STATEMENT ($millions)
Net Interest Income (FTE)	$1,579.5	$1,608.0	$1,808.6	$1,644.4	$1,537.6
Provision for Loan and Lease Losses	1,758.9	2,314.6	2,037.7	319.8	50.6
Non-Interest Revenues:
Wealth Management	280.4	265.1	282.2	262.8	221.6
Service Charges on Deposits	127.5	136.6	146.2	120.6	106.7
Mortgage Banking	37.6	48.3	26.0	34.1	52.4
Net Investment Securities Gains	99.8	121.8	17.2	34.8	9.7
Derivative Loss - Discontinued Hedges	-	-	-	-	(18.4)
Bank-Owned Life Insurance Revenue	46.6	39.0	35.9	37.7	29.1
Other	283.1	292.2	232.9	237.6	179.0
Total Non-Interest Revenues	875.0	903.0	740.4	727.6	580.1
Non-Interest Expenses:
Salaries and Employee Benefits	713.7	690.8	723.2	659.9	613.4
Net Occupancy and Equipment	133.6	135.7	126.9	112.0	104.0
Software Expenses	33.4	28.0	24.7	21.1	18.0
Processing Charges	126.5	133.0	132.0	135.1	124.2
Supplies, Printing, Postage and Delivery	32.7	35.2	42.1	42.5	41.4
FDIC Insurance	99.4	107.9	17.3	4.0	3.7
Professional Services	116.4	91.4	72.0	42.4	34.1
Intangible Amortization	20.2	23.4	24.3	20.6	18.6
Goodwill Impairment	-	-	1,535.1	-	-
Other	298.4	321.4	288.8	275.8	124.5
Total Non-Interest Expenses	1,574.3	1,566.8	2,986.4	1,313.4	1,081.9
Tax Equivalent Adjustment	22.2	25.4	27.9	28.2	30.1
Pre-Tax Income (Loss)	(900.9)	(1,395.8)	(2,503.0)	710.6	955.1
Provision (Benefit) for Income Taxes	(385.0)	(637.2)	(459.5)	213.7	307.4
Income (Loss) from Continuing Operations	(515.9)	(758.6)	(2,043.5)	496.9	647.7
Discontinued Operations, Net of Tax:
Separation Transaction Costs	-	-	-	(25.3)	-
Gain on Sale of Metavante	-	-	-	525.6	-
Metavante Net Income	-	-	-	153.7	160.1
Income from Discontinued Operations, Net of Tax	-	-	-	654.0	160.1
Net Income (Loss) Attributable to M&I	($515.9)	($758.6)	($2,043.5)	$1,150.9	$807.8
Preferred Dividends	(101.0)	(100.2)	(12.7)	-	-
Net Income (Loss) Attributable to M&I Common Shareholders	($616.9)	($858.8)	($2,056.2)	$1,150.9	$807.8

Marshall & Ilsley Corporation

Annual Financial Information

	DECEMBER 31,
	2010	2009	2008	2007	2006
ASSETS - END OF PERIOD ($millions)
Cash and Due From Banks	$511	$769	$851	$1,369	$1,202
Trading Assets	258	256	518	125	36
Short - Term Investments	2,464	1,192	231	462	253
Investment Securities	6,957	7,177	7,668	7,818	7,405
Loan to Metavante	-	-	-	-	982
Loans and Leases:
Commercial Loans and Leases:
Commercial Loans	11,197	12,476	14,880	13,794	12,048
Commercial Lease Financing	426	474	562	533	539
Total Commercial Loans and Leases	11,623	12,950	15,442	14,327	12,587
Commercial Real Estate	12,401	13,646	12,542	11,096	10,236
Residential Real Estate	4,341	4,969	5,734	4,592	4,000
Construction and Development:
Commercial	1,871	3,257	5,063	4,958	4,115
Residential	1,331	2,282	3,980	5,153	5,032
Total Construction and Development	3,202	5,539	9,043	10,111	9,147
Consumer Loans and Leases:
Home Equity Loans and Lines	4,213	4,715	5,082	4,413	4,342
Personal Loans	1,142	2,258	1,929	1,560	1,458
Personal Lease Financing	77	141	213	197	165
Total Consumer Loans and Leases	5,432	7,114	7,224	6,170	5,965
Total Loans and Leases	36,999	44,218	49,985	46,296	41,935
Reserve for Loan and Lease Losses	(1,388)	(1,481)	(1,202)	(496)	(421)
Premises and Equipment, net	528	566	565	470	436
Goodwill and Other Intangibles	724	744	763	1,808	1,573
Other Assets	3,779	3,769	2,957	1,997	1,511
Total Assets of Continuing Operations	50,832	57,210	62,336	59,849	54,912
Assets of Discontinued Operations	-	-	-	-	1,318
Total Assets	$50,832	$57,210	$62,336	$59,849	$56,230

LIABILITIES - END OF PERIOD ($millions)
Deposits:
Noninterest Bearing	$8,079	$7,833	$6,880	$6,174	$6,144
Interest Bearing:
Savings and NOW	4,922	6,938	3,454	3,062	3,024
Money Market	15,898	11,315	10,753	10,841	9,057
Time	9,197	15,306	18,072	12,507	12,822
Foreign	163	246	1,864	2,607	3,580
Total Interest Bearing Deposits	30,180	33,805	34,143	29,017	28,483
Total Deposits	38,259	41,638	41,023	35,191	34,627
Short - Term Borrowings	228	1,120	4,058	6,811	3,609
Long - Term Borrowings	5,029	6,426	9,614	9,873	10,842
Other Liabilities	977	1,040	1,370	931	889
Liabilities of Discontinued Operations	-	-	-	-	43
Total Liabilities	44,493	50,224	56,065	52,806	50,010

EQUITY - END OF PERIOD ($millions)
Preferred Equity	1,665	1,650	1,636	-	-

Common Equity	4,770	5,376	4,782	7,086	6,168
Accumulated Other Comprehensive Income:
Unrealized Gains (Losses) on Securities	(66)	(13)	(57)	(10)	(22)
Unrealized Gains (Losses) on Derivatives	(42)	(44)	(103)	(47)	-
Postretirement Benefits - Funded Status	1	6	2	4	5
Total Accumulated Other Comprehensive Income	(107)	(51)	(158)	(53)	(17)
Total Common Equity	4,663	5,325	4,624	7,033	6,151
Marshall & Ilsley Corporation Shareholders' Equity	6,328	6,975	6,260	7,033	6,151
Noncontrolling Interest in Subsidiaries	11	11	11	10	69
Total Equity	6,339	6,986	6,271	7,043	6,220
Total Liabilities and Equity	$50,832	$57,210	$62,336	$59,849	$56,230

Marshall & Ilsley Corporation

Annual Financial Information

	YEARS ENDED DECEMBER 31,
	2010	2009	2008	2007	2006
AVERAGE ASSETS ($millions)
Cash and Due From Banks	$670	$761	$898	$1,005	$974
Trading Assets	286	418	197	57	46
Short - Term Investments	1,805	1,330	427	352	297
Investment Securities	6,839	6,939	7,612	7,496	6,968
Loan to Metavante	-	-	-	818	982
Loans and Leases:
Commercial Loans and Leases:
Commercial Loans	11,767	13,878	14,841	12,672	11,175
Commercial Lease Financing	445	512	521	515	516
Total Commercial Loans and Leases	12,212	14,390	15,362	13,187	11,691
Commercial Real Estate	13,255	13,523	11,840	10,564	9,726
Residential Real Estate	4,677	5,450	5,504	4,214	3,676
Construction and Development:
Commercial	2,707	4,075	5,442	4,558	3,413
Residential	1,770	3,160	4,723	5,252	4,454
Total Construction and Development	4,477	7,235	10,165	9,810	7,867
Consumer Loans and Leases:
Home Equity Loans and Lines	4,470	4,909	4,902	4,277	4,540
Personal Loans	2,049	2,090	1,732	1,417	1,479
Personal Lease Financing	108	179	202	181	145
Total Consumer Loans and Leases	6,627	7,178	6,836	5,875	6,164
Total Loans and Leases	41,248	47,776	49,707	43,650	39,124
Reserve for Loan and Lease Losses	(1,487)	(1,357)	(878)	(448)	(406)
Premises and Equipment, net	553	571	529	459	415
Goodwill and Other Intangibles	734	755	2,240	1,739	1,410
Other Assets	3,781	3,070	2,398	1,816	1,518
Total Assets of Continuing Operations	54,429	60,263	63,130	56,944	51,328
Assets of Discontinued Operations	-	-	-	1,266	1,323
Total Assets	$54,429	$60,263	$63,130	$58,210	$52,651
Memo:
Average Earning Assets	$50,178	$56,463	$57,943	$52,373	$47,417
Average Earning Assets Excluding Investment Securities
Unrealized Gains / Losses	$50,130	$56,456	$57,985	$52,422	$47,503

AVERAGE LIABILITIES ($millions)
Deposits:
Noninterest Bearing	$7,862	$7,429	$5,858	$5,470	$5,361
Interest Bearing:
Savings and NOW	6,042	4,947	3,249	2,905	3,031
Money Market	13,712	10,463	11,016	10,473	8,297
Time	12,326	17,212	16,392	12,293	12,603
Foreign	217	564	2,760	2,928	2,844
Total Interest Bearing Deposits	32,297	33,186	33,417	28,599	26,775
Total Deposits	40,159	40,615	39,275	34,069	32,136
Short - Term Borrowings	752	3,317	6,163	4,694	3,638
Long - Term Borrowings	5,662	8,676	9,749	11,534	10,071
Other Liabilities	1,046	1,047	981	1,042	976
Liabilities of Discontinued Operations	-	-	-	149	163
Total Liabilities	47,619	53,655	56,168	51,488	46,984

AVERAGE EQUITY ($millions)
Marshall & Ilsley Corporation Shareholders' Equity	6,799	6,597	6,952	6,680	5,601
Noncontrolling Interest in Subsidiaries	11	11	10	42	66
Total Equity	6,810	6,608	6,962	6,722	5,667
Total Liabilities and Equity	$54,429	$60,263	$63,130	$58,210	$52,651
Memo:
Average Interest Bearing Liabilities	$38,711	$45,179	$49,329	$44,827	$40,484

Marshall & Ilsley Corporation

Annual Financial Information

	2010	2009	2008	2007	2006

KEY RATIOS
Net Interest Margin (FTE) / Avg. Earning Assets	3.15%	2.85%	3.12%	3.14%	3.24%
Interest Spread (FTE)	2.79	2.46	2.67	2.47	2.60

Efficiency Ratio	66.9	65.6	n.m.	56.2	51.3

Equity / Assets (End of Period) (a)	12.5	12.2	10.1	11.8	11.0

MARGIN ANALYSIS (b)

Loans and Leases:
Commercial Loans and Leases	4.58%	4.12%	5.56%	7.52%	7.38%
Commercial Real Estate	4.95	5.11	6.34	7.31	7.15
Residential Real Estate	4.96	5.30	6.00	6.30	5.99
Construction and Development	3.93	3.65	5.54	7.87	8.02
Home Equity Loans and Lines	4.97	5.06	6.28	7.48	7.28
Personal Loans and Leases	5.45	5.50	6.38	7.72	7.24
Total Loans and Leases	4.76	4.63	5.89	7.43	7.30
Loan to Metavante	-	-	-	4.40	4.40
Investment Securities	3.28	3.95	4.77	5.27	5.21
Short - Term Investments	0.26	0.49	1.92	4.67	4.47
Interest Income (FTE) / Avg. Interest Earning Assets	4.37%	4.42%	5.70%	7.05%	6.91%
Interest Bearing Deposits:
Savings and NOW	0.37%	0.40%	0.57%	1.28%	1.24%
Money Market	0.78	0.75	1.92	4.23	4.04
Time	2.23	2.53	3.80	4.94	4.54
Foreign	0.41	0.36	1.81	4.92	4.88
Total Interest Bearing Deposits	1.26	1.61	2.70	4.31	4.05
Short - Term Borrowings	0.84	0.29	2.27	5.04	5.13
Long - Term Borrowings	3.51	3.92	4.66	5.07	4.73
Interest Expense / Avg. Interest Bearing Liabilities	1.58%	1.96%	3.03%	4.58%	4.31%
Net Interest Margin (FTE) / Avg. Earning Assets	3.15%	2.85%	3.12%	3.14%	3.24%
Interest Spread (FTE)	2.79%	2.46%	2.67%	2.47%	2.60%

Notes:

(a)  Includes preferred equity and noncontrolling interest in subsidiaries.

(b)  Based on average balances excluding fair value adjustments for available for sale securities.

Marshall & Ilsley Corporation

Annual Financial Information

	DECEMBER 31,
	2010	2009	2008	2007	2006

CREDIT QUALITY ($millions)
Nonperforming Assets:
Nonaccrual Loans and Leases	$1,544.2	$1,987.1	$1,457.8	$686.9	$264.9
Nonaccrual Loans Held for Sale	23.5	57.7	69.2	-	-
Total Nonperforming Loans and Leases	$1,567.7	$2,044.8	$1,527.0	$686.9	$264.9
Other Real Estate Owned (OREO)	339.4	430.8	320.9	115.1	25.5
Total Nonperforming Assets	$1,907.1	$2,475.6	$1,847.9	$802.0	$290.4

Accruing Renegotiated Loans	$548.4	$793.5	$270.3	$224.4	$0.1
Loans Past Due 90 Days or More	$6.1	$8.8	$14.5	$13.9	$3.0

	2010	2009	2008	2007	2006
CREDIT QUALITY RATIOS
Net Charge-Offs / Average Loans and Leases	4.49%	4.26%	2.74%	0.59%	0.10%
Loan and Lease Loss Reserve / Period-End Loans and Leases	3.75	3.35	2.41	1.07	1.00
Nonperforming Assets / Period-End Loans and Leases and OREO	5.11	5.54	3.67	1.73	0.69
Nonperforming Loans and Leases / Period-End Loans and Leases	4.24	4.62	3.05	1.48	0.63
Loan and Lease Loss Reserve / Nonperforming Loans and Leases (a)	90	75	82	72	159

RECONCILIATION OF RESERVE FOR LOAN AND LEASE LOSSES (b)
($ millions)
Beginning Balance	$1,480.5	$1,202.2	$496.2	$420.6	$363.8
Provision for Loan and Lease Losses	1,758.9	2,314.6	2,037.7	319.8	50.6
Allowance of Banks and Loans Acquired	-	-	32.1	11.7	45.2
Loans and Leases Charged Off:
Commercial	330.7	436.6	169.6	83.2	16.3
Real Estate	1,552.4	1,590.8	1,186.4	163.9	22.7
Personal	50.5	60.0	36.2	22.3	14.5
Leases	2.0	5.7	2.2	1.9	1.9
Total Charge-Offs	1,935.6	2,093.1	1,394.4	271.3	55.4
Recoveries on Loans and Leases:
Commercial	20.7	19.8	7.1	6.4	6.9
Real Estate	54.1	28.7	16.5	2.9	2.7
Personal	8.0	5.8	5.2	4.2	4.2
Leases	1.0	2.5	1.8	1.9	2.6
Total Recoveries	83.8	56.8	30.6	15.4	16.4
Net Loan and Lease Charge-offs	1,851.8	2,036.3	1,363.8	255.9	39.0
Ending Balance	$1,387.6	$1,480.5	$1,202.2	$496.2	$420.6

Notes:
(a) Excludes nonaccrual loans held for sale.
(b) May not add due to rounding.